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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                               F O R M    8 - K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                                 May 3, 1996
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                                (Date of Report)



                          National City Corporation
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                       1-10074                   34-1111088
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(State or Other Jurisdiction  (Commission               (IRS Employer
     of Incorporation)        File Number)              Identification No.)

      1900 East Ninth Street, Cleveland, Ohio                             44114
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(Address of Principal Executive Offices)                              (Zip Code)

                                216-575-2000
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            (Registrant's telephone number, including area code)





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Item 5.  Other Events
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        On May 3rd, 1996, the Registrant issued a Press Release announcing that
National City Processing Company ("NPC") intends to file a registration statement with the Securities and Exchange Commission for an initial public offering of its common stock in an underwritten public offering.

NPC is a wholly owned subsidiary of the Registrant. The offering will represent new shares offered by NPC and no shares will be offered for sale by the Registrant. After completion of the planned offering, the Registrant will own at least 80% of the common shares of NPC.

Reference is made to the Press Release dated May 3rd, 1996, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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        a)      Financial Statements of business acquired:     None.
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        b)      Pro forma financial information:     None.
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        c)      Exhibits:
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                Exhibit 99.1 Press Release dated May 3, 1996 incorporated
                herein by reference.



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                                   SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: May 3, 1996   By  /s/ David L. Zoeller
                         -----------------------------------------
                               David L. Zoeller
                               Senior Vice President and
                               General Counsel





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